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Exhibit 99.2

Assured Guaranty Ltd.
March 31, 2010
Financial Supplement

This financial supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. ("AGL" and, together with its subsidiaries, "Assured Guaranty" or the "Company") with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2010.

March 31, 2010 and December 31, 2009 amounts in this financial supplement include the consolidated results of Assured Guaranty Municipal Holdings Inc., formerly Financial Security Assurance Holdings Ltd. ("AGMH"), which Assured Guaranty acquired on July 1, 2009.

Some amounts in this financial supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the current views of Assured Guaranty with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. The Company's forward looking statements could be affected by many events. These events include (1) rating agency action, including a ratings downgrade of the Company or its affiliates and/or of transactions insured by the Company or its affiliates, both of which have occurred in the past;(2) developments in the world's financial and capital markets that adversely affect issuers' payment rates, the Company's loss experience, its ability to cede exposure to reinsurers, its access to capital, its unrealized (losses) gains on derivative financial instruments or its investment returns; (3) changes in the world's credit markets, segments thereof or general economic conditions; (4) more severe or frequent losses affecting the adequacy of the Company's loss reserves; (5) the impact of market volatility on the mark-to-market of the Company's contracts written in credit default swap form; (6) reduction in the amount of reinsurance portfolio opportunities available to the Company; (7) decreased demand or increased competition; (8) changes in applicable accounting policies or practices; (9) changes in applicable laws or regulation, including insurance and tax laws; (10) other governmental actions; (11) difficulties with the execution of the Company's business strategy; (12) contract cancellations; (13) the Company's dependence on customers; (14) loss of key personnel; (15) adverse technological developments; (16) the effects of mergers, acquisitions and divestitures; (17) natural or man-madecatastrophes; (18) other risks and uncertainties that have not been identified at this time; (19) management's response to these factors; and (20) other risk factors identified in Assured Guaranty's filings with the SEC. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

 Assured Guaranty Ltd.
Selected Financial Highlights
(dollars in millions, except per share amounts)

	Quarter Ended March 31,
			% Change versus 1Q-09
	2010	2009
Operating income reconciliation:
Operating income	$89.6	$63.4	41%
Plus: Realized gains (losses) on investments, after tax	6.7	(17.1)	NM
Plus: Non-credit impairment unrealized fair value gains on credit derivatives, after tax	230.8	26.4	NM
Plus: Fair value gains (losses) on committed capital securities, after tax	(0.8)	12.8	NM
Plus: Non-economic fair value adjustments and net interest margin of consolidated variable interest entities ("VIEs"), after tax(1)	(4.3)	—	NM

Net income attributable to Assured Guaranty Ltd.	$322.0	$85.5	277%

Return on equity ("ROE") calculations(2):
ROE, excluding unrealized gain (loss) on investment portfolio	37.5%	11.5%
Operating ROE	8.6%	10.3%
Earnings per diluted share:
Operating income	$0.47	$0.69	(32)%
Plus: Realized gains (losses) on investments, after tax	0.03	(0.19)	NM
Plus: Non-credit impairment unrealized fair value gains on credit derivatives, after tax	1.21	0.29	NM
Plus: Fair value gains (losses) on committed capital securities, after tax	—	0.14	NM
Plus: Non-economic fair value adjustments and net interest margin of consolidated VIEs, after tax(1)	(0.02)	—	NM

Net income attributable to Assured Guaranty Ltd.(3)	$1.69	$0.93	82%

Other information:
Net debt service outstanding	$958,192	$357,216	168%
Net par outstanding	639,465	237,176	170%
Claims-paying resources	13,399	5,221	157%
Gross par written	7,188	22,276	(68)%
Effective tax rate on operating income	33.5%	19.3%
Effective tax rate on net income	26.3%	14.6%

(1)
Effective January 1, 2010, new accounting guidance ASC 810 "Consolidation" required the deconsolidation of four previously consolidated variable interest entities ("VIEs") and the consolidation of 21 VIEs previously accounted for as insurance contracts. Operating income reverses the financial effect of consolidating these entities and accounts for them as financial guaranty insurance contracts in order to present the Company's insured obligations on a consistent basis.

(2)
Quarterly ROE calculations represent annualized returns.

(3)
Total may not add due to differences in calculating GAAP and non-GAAP per diluted share amounts.

Note: Please refer to endnotes for explanation of non-GAAP financial measures.

NM = Not meaningful

 Assured Guaranty Ltd.
Consolidated Statements of Operations
(dollars and shares in millions, except per share amounts)

	Quarter Ended March 31,
			% Change versus 1Q-09
	2010	2009
Revenues:
Net earned premiums	$319.6	$148.4	115%
Net investment income	84.3	43.6	93%
Net realized investment gains (losses)	9.4	(17.1)	NM
Change in fair value of credit derivatives:
Realized gains on credit derivatives	54.7	29.7	84%
Credit impairment on credit derivatives	(76.4)	(1.0)	NM
Non-credit impairment fair value gains on credit derivatives	300.5	18.9	NM

Net change in fair value of credit derivatives	278.8	47.6	486%
Fair value gains (losses) on committed capital securities	(1.3)	19.7	NM
Financial guaranty VIEs revenues	4.2	—	NM
Other income	(11.1)	0.9	NM

Total revenues	683.9	243.1	181%
Expenses:
Loss and loss adjustment expenses	130.5	79.8	64%
Amortization of deferred acquisition costs	8.2	23.4	(65)%
Assured Guaranty Municipal Holdings Inc. ("AGMH") acquisition-related expenses	4.0	4.6	(13)%
Interest expense	25.1	5.8	333%
Financial guaranty VIEs expenses	14.8	—	NM
Other operating expenses	64.4	29.4	119%

Total expenses	247.0	143.0	73%

Income before provision for income taxes	436.9	100.1	336%
Provision for income taxes	114.9	14.6	NM

Net income	322.0	85.5	277%
Less: Noncontrolling interest of variable interest entities	—	—	NM

Net income attributable to Assured Guaranty Ltd.	322.0	85.5	277%
Less: Realized gains (losses) on investments, after tax	6.7	(17.1)	NM
Less: Non-credit impairment unrealized fair value gains on credit derivatives, after tax	230.8	26.4	NM
Less: Fair value gains (losses) on committed capital securities, after tax	(0.8)	12.8	NM
Less: Non-economic fair value adjustments and net interest margin of consolidated VIEs, after tax(1)	(4.3)	—	NM

Operating income	$89.6	$63.4	41%

Weighted average shares outstanding
Basic shares outstanding—GAAP (for net income (loss) per share calculation)	184.3	90.8	103%
Diluted shares outstanding—GAAP (for net income (loss) per share calculation)	190.6	91.2	109%
Diluted shares outstanding—non-GAAP (for operating income per share calculation)	190.8	91.5	109%
Shares outstanding at the end of period	184.3	90.1	105%
Effect of refundings and accelerations, net
Earned premiums from refundings and accelerations, net	$15.4	$90.3	(83)%
Operating income effect	$9.9	$64.7	(85)%
Operating income per diluted share effect	$0.05	$0.71	(93)%

(1)
Effective January 1, 2010, new accounting guidance ASC 810 "Consolidation" required the deconsolidation of four previously consolidated VIEs and the consolidation of 21 VIEs previously accounted for as insurance contracts. Operating income reverses the financial effect of consolidating these entities and accounts for them as financial guaranty insurance contracts in order to present the Company's insured obligations on a consistent basis.

        Note: Please refer to endnotes for explanation of non-GAAP financial measures.

        NM = Not meaningful

 Assured Guaranty Ltd.
Consolidated Balance Sheets
(in millions)

	As of :
	March 31, 2010	December 31, 2009
Assets
Investment portfolio, available-for-sale:
Fixed maturity securities, at fair value	$9,057.3	$9,139.9
Short-term investments	1,421.4	1,668.3

Total investment portfolio	10,478.7	10,808.2
Assets acquired in refinancing transactions	143.5	152.4
Cash	90.5	44.1
Premiums receivable, net of ceding commissions payable	1,371.6	1,418.2
Ceded unearned premium reserve	926.2	1,052.0
Deferred acquisition costs	244.0	242.0
Reinsurance recoverable on unpaid losses	17.8	14.1
Credit derivative assets	537.1	492.5
Committed capital securities, at fair value	8.3	9.5
Deferred tax asset, net	1,132.1	1,158.2
Salvage recoverable	261.8	239.5
Financial guaranty VIE assets(1)	1,868.6	762.3
Other assets	308.3	200.4

Total assets	$17,388.5	$16,593.4

Liabilities and shareholders' equity
Liabilities
Unearned premium reserves	$7,720.9	$8,219.4
Loss and loss adjustment expense reserve	361.3	289.5
Long-term debt	919.5	917.4
Note payable to related party	142.4	149.1
Credit derivative liabilities	1,822.0	2,034.6
Reinsurance balances payable, net	185.4	186.7
Financial guaranty VIE liabilities with recourse(1)	2,067.2	762.7
Financial guaranty VIE liabilities without recourse(1)	205.7	—
Other liabilities	345.1	513.9

Total liabilities	13,769.5	13,073.3
Shareholders' equity
Common stock	1.8	1.8
Additional paid-in capital	2,589.5	2,585.0
Retained earnings(1)	885.3	789.9
Accumulated other comprehensive income	140.4	141.8
Deferred equity compensation	2.0	2.0

Total shareholders' equity attributable to Assured Guaranty Ltd.	3,619.0	3,520.5
Noncontrolling interest in consolidated VIEs(1)	—	(0.4)

Total shareholders' equity	3,619.0	3,520.1

Total liabilities and shareholders' equity	$17,388.5	$16,593.4

(1)
Effective January 1, 2010, new accounting guidance ASC 810 "Consolidation" required the deconsolidation of four previously consolidated VIEs and the consolidation of 21 VIEs previously accounted for as insurance contracts.

 Assured Guaranty Ltd.
Adjusted Book Value
(dollars in millions, except per share amounts)

	As of :
	March 31, 2010		December 31, 2009		% Change versus 12/31/2009
	Total	Per share	Total	Per share	Total	Per share
Reconciliation of book value to adjusted book value:
Book value attributable to Assured Guaranty Ltd.	$3,619.0	$19.63	$3,520.5	$19.12	3%	3%
Less: Non-economic fair value adjustments of consolidated VIEs, after tax(1)	(222.4)	(1.21)	—	—	NM	NM
Less: Non-credit impairment unrealized fair value gains (losses) on credit derivatives, after tax	(536.1)	(2.91)	(767.6)	(4.17)	(30)%	(30)%
Less: Fair value gains (losses) on committed capital securities, after tax	5.4	0.03	6.2	0.03	(13)%	0%
Less: Unrealized gain (loss) on investment portfolio excluding foreign exchange effect, after tax	127.6	0.69	139.7	0.76	(9)%	(9)%

Operating shareholders' equity	$4,244.5	$23.02	$4,142.2	$22.49	2%	2%
Less: Deferred acquisition costs, after tax	258.8	1.40	235.3	1.28	10%	9%
Plus: Net present value of estimated net future credit derivative revenue, after tax	499.6	2.71	520.0	2.82	(4)%	(4)%
Plus: Net unearned premium reserve on financial guaranty contracts in excess of expected loss to be expensed, after tax	4,362.6	23.67	4,486.8	24.36	(3)%	(3)%

Adjusted book value	$8,847.9	$48.00	$8,913.7	$48.40	(1)%	(1)%

(1)
Effective January 1, 2010, new accounting guidance ASC 810 "Consolidation" required the deconsolidation of four previously consolidated VIEs and the consolidation of 21 VIEs previously accounted for as insurance contracts. Operating shareholder's equity reverses the financial effect of consolidating these entities and accounts for them as financial guaranty insurance contracts in order to present the Company's insured obligations on a consistent basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures.

NM = Not meaningful

 Assured Guaranty Ltd.
Consolidated Capital and Claims Paying Resources
(dollars in millions)

	As of March 31, 2010
	Assured Guaranty Corp.	Assured Guaranty Re Ltd.(1)	Assured Guaranty Municipal Corp.	Eliminations(6)	Consolidated
Claims paying resources
Policyholders' surplus	$1,080	$1,021	$863	$(300)	$2,664
Contingency reserve	587	—	1,357	—	1,944

Qualified statutory capital	1,667	1,021	2,220	(300)	4,608
Unearned premium reserve	890	1,052	2,229	—	4,171
Loss and loss adjustment expense reserves	454	256	1,252	—	1,962

Total policyholders' surplus and reserves	3,011	2,329	5,701	(300)	10,741
Present value of installment premium(2)	584	330	846	—	1,760
Standby line of credit/stop loss	200	200	498	—	898

Total claims paying resources	$3,795	$2,859	$7,045	$(300)	$13,399

Net par outstanding(3)	$128,049	$146,332	$352,809	$(1,607)	$625,583
Net debt service outstanding(3)	$183,997	$236,390	$525,788	$(3,576)	$942,599
Ratios:
Net par insured to statutory capital	77:1	143:1	159:1		136:1
Capital ratio(4)	110:1	232:1	237:1		205:1
Financial resources ratio(5)	48:1	83:1	75:1		70:1

(1)
Assured Guaranty Re Ltd. ("AG Re") numbers are the Company's estimate of U.S. statutory as this company files Bermuda statutory financial statements.

(2)
Includes financial guaranty and credit derivatives.

(3)
Statutory basis.

(4)
The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.

(5)
The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources.

(6)
In 2009, Assured Guaranty Corp. issued a $300.0 million note payable to Assured Guaranty Municipal Corp.

 Assured Guaranty Ltd.
New Business Production
(dollars in millions)

	Quarter Ended March 31,
			% Change versus 1Q-09
	2010	2009
Consolidated new business production analysis:
Present value of new business production ("PVP")
Public finance—U.S.	$74.3	$217.5	(66)%
Public finance—non-U.S.	—	1.8	(100)%
Structured finance—U.S.	4.5	2.4	88%
Structured finance—non-U.S.	—	—	NM

Total PVP	78.8	221.7	(64)%
Less: PVP(a) of credit derivatives	—	2.4	(100)%

PVP of financial guaranty insurance	78.8	219.3	(64)%
Less: Financial guaranty installment premium PVP	4.5	11.6	(61)%

Total: Financial guaranty upfront GWP	74.3	207.7	(64)%
Plus: Financial guaranty installment PVP adjustment(1)	17.8	27.1	(34)%

Total financial guaranty GWP	92.1	234.8	(61)%
Plus: Other segment GWP	—	—	NM

Total GWP	$92.1	$234.8	(61)%

Consolidated financial guaranty gross par written:
Public finance—U.S.	$6,188	$21,629	(71)%
Public finance—non-U.S.	—	555	(100)%
Structured finance—U.S.	1,000	92	987%
Structured finance—non-U.S.	—	—	NM

Total	$7,188	$22,276	(68)%

(1)
Includes the difference in management estimates for the discount rate applied to future installments compared to the discount rate used for new financial guaranty insurance accounting standard as well as the changes in estimated term for future installments.

Note: Please refer to endnotes for explanation of non-GAAP financial measures.

NM = Not meaningful

 Assured Guaranty Ltd.
Financial Guaranty Gross Par Written
(in millions)

Financial Guaranty Gross Par Written by Asset Type

	Gross Par Written	Avg. Rating(1)
	1Q-10
Sector:
U.S. Public Finance:
General obligation	$2,955	A+
Municipal utilities	1,381	A+
Tax backed	1,299	A+
Transportation	288	A
Healthcare	173	A
Higher education	62	A
Investor-owned utilities	30	A-

Total U.S. public finance	6,188	A+
Non-U.S. Public Finance:
Total non-U.S. public finance	—	—

Total public finance	$6,188	A+

U.S. Structured Finance:
Consumer receivables	$1,000	AAA

Total U.S. structured finance	1,000	AAA
Non-U.S. Structured Finance:
Total non-U.S. structured finance	—	—

Total structured finance	$1,000	AAA

Total gross par written	$7,188	A+

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

  Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

 Assured Guaranty Ltd.
Segment Consolidation
(in millions)

	Three Months Ended March 31, 2010
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Other(4)	Underwriting Gain/(Loss)	Consolidation of VIEs	Total
Total PVP	$78.8	$—	$—	$78.8	$—	$78.8
Income statement:
Net earned premiums	306.6	18.4	0.6	325.6	(6.0)	319.6
Realized gains on credit derivatives(2)	55.0	(0.3)	—	54.7	—	54.7
Other income	(5.1)	(7.8)	—	(12.9)	—	(12.9)

Total underwriting revenues	356.5	10.3	0.6	367.4	(6.0)	361.4
Loss and loss adjustment expenses	112.3	28.2	—	140.5	(10.0)	130.5
Incurred losses (gains) on credit derivatives(3)	74.6	1.8	—	76.4		76.4

Total incurred losses	186.9	30.0	—	216.9	(10.0)	206.9
Amortization of deferred acquisition costs	3.8	4.3	0.1	8.2	—	8.2
Operating expenses	49.7	9.4	0.9	60.0	—	60.0

Total underwriting expenses	240.4	43.7	1.0	285.1	(10.0)	275.1

Underwriting gain (loss)	$116.1	$(33.4)	$(0.4)	$82.3

	Three Months Ended March 31, 2009
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Other(4)	Total
Total PVP	$130.9	$90.8	$—	$221.7
Income statement:
Net earned premiums	101.5	46.2	0.7	148.4
Realized gains on credit derivatives(2)	28.8	0.9	—	29.7
Other income	0.8	0.1	—	0.9

Total underwriting revenues	131.1	47.2	0.7	179.0
Loss and loss adjustment expenses	11.7	36.8	31.3	79.8
Incurred losses (gains) on credit derivatives(3)	1.4	(0.4)	—	1.0

Total incurred losses	13.1	36.4	31.3	80.8
Amortization of deferred acquisition costs	6.2	17.1	0.1	23.4
Operating expenses	20.6	6.7	0.7	28.0

Total underwriting expenses	39.9	60.2	32.1	132.2

Underwriting gain (loss)	$91.2	$(13.0)	$(31.4)	$46.8

(1)
Due to the timing of receiving reports prepared by Assured Guaranty's ceding companies, PVP(a) for installment premiums, par written and par outstanding on treaty business in the Company's financial guaranty reinsurance segment are reported on a one-quarter lag.

(2)
Includes premiums and ceding commissions.

(3)
Includes paid and payable losses and received and receivable recoveries.

(4)
Other includes the Company's former mortgage guaranty and other segments.

Note: Please refer to endnotes for explanation of non-GAAP financial measures.

 Assured Guaranty Ltd.
Financial Guaranty Direct Segment (1 of 2)
(in millions)

	3Q-09	4Q-09	1Q-10
Income statement:
Net earned premiums:
Scheduled net earned premiums
Public finance—U.S.	$69.7	$77.8	$67.6
Public finance—non-U.S.	17.9	15.4	13.0
Structured finance—U.S.	208.4	202.9	203.7
Structured finance—non-U.S.	7.6	13.1	8.7

Total scheduled net earned premiums	303.6	309.2	293.0
Net earned premiums from refundings and accelerations	11.1	37.3	13.6

Total net earned premiums	314.7	346.5	306.6
Realized gains on credit derivatives(1)	57.0	54.8	55.0
Other income	34.6	1.6	(5.1)

Total underwriting revenues	406.3	402.9	356.5
Loss and loss adjustment expenses—financial guaranty	97.2	101.2	112.3
Incurred losses (gains) on credit derivatives(2)	142.4	59.2	74.6

Total incurred losses	239.6	160.4	186.9
Amortization of deferred acquisition costs	3.0	3.5	3.8
Operating expenses	59.1	42.8	49.7

Total underwriting expenses	301.7	206.7	240.4

Underwriting gain (loss)	$104.6	$196.2	$116.1

(1)
Includes premiums and ceding commissions.

(2)
Includes paid and payable losses and received and receivable recoveries.

Assured Guaranty Ltd.
Financial Guaranty Direct Segment (2 of 2)
 (in millions)

	3Q-09	4Q-09	1Q-10
PVP:
Public finance—U.S.	$154.9	$114.0	$74.3
Public finance—non-U.S.	—	—	—
Structured finance—U.S.	2.3	6.3	4.5
Structured finance—non-U.S.	0.9	0.1	—

Total PVP	158.1	120.4	78.8
Less: PVP of credit derivatives GWP	—	—	—

PVP of financial guaranty GWP	158.1	120.4	78.8
Less: Present value of insurance installment premiums	4.2	(2.9)	4.5

Upfront financial guaranty GWP	153.9	123.3	74.3
Plus: Financial guaranty installment PVP adjustment(1)	(22.3)	(45.4)	19.5

Financial guaranty direct GWP	$131.6	$77.9	$93.8

Gross par written(2):
Public finance—U.S.	$8,497	$6,736	$6,188
Public finance—non-U.S.	—	—	—
Structured finance—U.S.	600	1,250	1,000
Structured finance—non-U.S.	—	—	—

Total	$9,097	$7,986	$7,188

	3Q-09	4Q-09	1Q-10
Net par outstanding: (end of period)
Public finance—U.S.	$371,748	$372,088	$380,361
Public finance—non-U.S.	37,139	37,281	36,099
Structured finance—U.S.	135,939	132,945	128,495
Structured finance—non-U.S.	33,080	33,194	31,530

Total	$577,906	$575,508	$576,485

(1)
Includes the difference in management estimates for the discount rate applied to future installments compared to the discount rate used for new financial guaranty insurance accounting standard as well as the changes in estimated term for future installments.

(2)
Includes committed amount including undrawn revolvers.

        Note: Please refer to endnotes for explanation of non-GAAP financial measures.

        Note: AGM is included in the financial guaranty direct segment.

 Assured Guaranty Ltd.
Financial Guaranty Reinsurance Segment (1 of 2)
(in millions)

	3Q-09	4Q-09	1Q-10
Income statement:
Net earned premiums:
Scheduled net earned premiums	$8.3	$17.4	$16.6
Net earned premiums from refundings and accelerations	6.3	8.8	1.8

Total net earned premiums	14.6	26.2	18.4
Realized gains on credit derivatives(1)	0.3	0.6	(0.3)
Other income	21.5	(1.5)	(7.8)

Total underwriting revenues	36.4	25.3	10.3
Loss and loss adjustment expenses—financial guaranty	35.9	25.5	28.2
Incurred losses (gains) on credit derivatives(2)	(0.2)	1.0	1.8

Total incurred losses	35.7	26.5	30.0
Amortization of deferred acquisition costs	(1.8)	9.0	4.3
Operating expenses	6.3	5.2	9.4

Total underwriting expenses	40.2	40.7	43.7

Underwriting gain (loss)	$(3.8)	$(15.4)	$(33.4)

(1)
Includes premiums and ceding commissions.

(2)
Includes paid and payable losses and received and receivable recoveries.

Assured Guaranty Ltd.
Financial Guaranty Reinsurance Segment(1) (2 of 2)
 (in millions)

	3Q-09	4Q-09	1Q-10
PVP:
Public finance—U.S.	$—	$—	$—
Public finance—non-U.S.	—	—	—
Structured finance—U.S.	—	—	—
Structured finance—non-U.S.	—	—	—

Total PVP	—	—	—
Less: PVP of credit derivatives GWP	—	—	—

PVP of financial guaranty GWP	—	—	—
Less: Present value of financial guaranty installment premiums	—	—	—

Upfront financial guaranty GWP	—	—	—
Plus: Financial guaranty installment PVP adjustment(2)	(7.5)	(21.5)	(1.7)

Financial guaranty reinsurance GWP	$(7.5)	$(21.5)	$(1.7)

Gross par written:
Public finance—U.S.	$—	$—	$—
Public finance—non-U.S.	—	—	—
Structured finance—U.S.	—	—	—
Structured finance—non-U.S.	—	—	—

Total	$—	$—	$—

	3Q-09	4Q-09	1Q-10
Net par outstanding: (end of period)
Public finance—U.S.	$53,137	$50,990	$49,751
Public finance—non-U.S.	6,088	5,494	5,307
Structured finance—U.S.	6,244	5,356	5,049
Structured finance—non-U.S.	3,255	3,074	2,873

Total	$68,724	$64,914	$62,980

(1)
Due to the timing of receiving reports prepared by Assured Guaranty's ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company's financial guaranty reinsurance segment are reported on a one-quarter lag.

(2)
Includes the difference in management estimates for the discount rate applied to future installments compared to the discount rate used for new financial guaranty insurance accounting standard as well as the changes in estimated term for future installments.

        Note: Please refer to endnotes for explanation of non-GAAP financial measures.

        Note: AGM is included in the financial guaranty direct segment.

 Assured Guaranty Ltd.
Investment Portfolio
As of March 31, 2010
(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income(1)
Investment portfolio, available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government agencies	$503.8	2.97%	2.28%	$517.9	$15.0
Agency obligations	515.6	3.39%	2.95%	530.8	17.5
Foreign government securities	348.3	3.06%	1.99%	335.7	10.7
Obligations of states and political subdivisions	2,501.4	3.86%	3.66%	2,577.2	96.6
Insured obligations of state and political subdivisions(2)	2,161.6	4.79%	4.54%	2,237.0	103.5
Corporate securities	628.5	3.57%	2.92%	642.6	22.4
Mortgage-backed securities ("MBS")(3):
Residential MBS	1,460.5	4.43%	3.99%	1,466.6	64.7
Commercial MBS	240.4	5.60%	4.70%	247.6	13.5
Asset-backed securities(4)	505.8	2.96%	2.26%	501.9	15.0

Total fixed maturity securities	8,865.9	4.05%	3.64%	9,057.3	358.9
Short-term investments	1,422.0	0.23%	0.16%	1,421.4	3.3

Total investment portfolio	$10,287.9	3.52%	3.16%	$10,478.7	$362.2

	Fair Value	%
Ratings(5):
Treasury and U.S. government obligations	$517.9	5.7%
Agency obligations	530.8	5.8%
AAA/Aaa	3,202.7	35.4%
AA/Aa	2,827.4	31.2%
A/A	1,455.5	16.1%
BBB	144.3	1.6%
Below investment grade ("BIG")	378.7	4.2%

Total fixed maturity securities available for sale	$9,057.3	100.0%

Duration of investment portfolio (in years):		4.3

Average ratings of investment portfolio		AA

(1)
Represents annualized investment income based on amortized cost and pre-tax book yields.

(2)
Reflects obligations of state and local political subdivisions that have been insured by other financial guarantors. The underlying ratings of these bonds average A+. Includes $379.5 million insured by AGC & AGM.

(3)
$0.5 million is U.S. subprime RMBS, which has an average rating of AAA.

(4)
Contains no CDOs of ABS.

(5)
Ratings are represented by the lower of the Moody's Investors Service and Standard & Poor's classifications.

 Assured Guaranty Ltd.
Estimated Net Exposure Amortization(1) and Estimated Future Net Premium
and Credit Derivative Revenues
(in millions)

			Financial Guaranty Insurance(2)
		Estimated Ending Net Debt Service Outstanding				Future Credit Derivative Revenues(3)
	Estimated Net Debt Service Amortization		Expected PV Net Earned Premiums	Accretion of Discount	Future Net Premiums Earned		Total
2010 (as of March 31)		$958,192
2010 (April 1-December 31)	$55,281	902,911	$772.5	$27.8	$800.3	$123.2	$923.5
2011	63,586	839,325	768.7	34.7	803.4	166.0	969.4
2012	69,415	769,910	608.1	32.6	640.7	132.3	773.0
2013	59,998	709,912	524.6	30.2	554.8	99.6	654.4
2014	63,764	646,148	468.7	28.2	496.9	69.5	566.4
2010-2014	312,044	646,148	3,142.6	153.5	3,296.1	590.6	3,886.7
2015-2019	218,625	427,523	1,687.6	113.8	1,801.4	145.2	1,946.6
2020-2024	160,640	266,883	1,023.5	76.7	1,100.2	69.0	1,169.2
2025-2029	113,116	153,767	628.6	47.3	675.9	52.6	728.5
After 2029	153,767	—	679.0	39.5	718.5	90.9	809.4

Total	$958,192		$7,161.3	$430.8	$7,592.1	$948.3	$8,540.4

(1)
Represents the future expected amortization of current debt service outstanding (principal and interest), assuming no advance refundings, as of March 31, 2010. Actual amortization differs from expected maturities because borrowers may have the right to call or prepay guaranteed and because of management's assumptions on structured finance amortization. obligations.

(2)
See page 15 for "Present Value of Financial Guaranty Insurance Losses to be Expensed."

(3)
Excludes UPR contracts with credit impairment or is net of expected losses to be expensed on contracts with expected losses.

 Assured Guaranty Ltd.
Present Value of Financial Guaranty Insurance Losses to be Expensed
(in millions)

Expected PV of Net Loss to be Expensed(1)
Financial Guaranty Insurance Losses to be Expensed:
2010 (as of March 31)
2010 (2nd Qtr)	$58.8
2010 (3rd Qtr)	63.0
2010 (4th Qtr)	61.9
2011	198.6
2012	122.2
2013	96.1
2014	90.6
2010-2014	691.2
2015-2019	269.3
2020-2024	126.2
2025-2029	70.3
After 2029	61.7

Total expected present value	1,218.7
Discount	655.8

Total future value	$1,874.5

(1)
The expected present value of net loss to be expensed is discounted by weighted-average risk free rates ranging from 0% to 5.32%.

 Assured Guaranty Ltd.
Financial Guaranty Profile (1 of 3)
As of March 31, 2010
(in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct	Financial Guaranty Reinsurance	Consolidated
	Net Par Outstanding	Net Par Outstanding	Net Par Outstanding	Avg. Rating(1)
U.S. Public Finance:
General obligation	$164,819	$16,443	$181,262	A+
Tax backed	74,657	9,754	84,411	A+
Municipal utilities	64,706	6,620	71,326	A
Transportation	30,134	6,237	36,371	A
Healthcare	20,658	1,884	22,542	A
Higher education	12,242	2,967	15,209	A+
Housing	7,079	427	7,506	AA-
Infrastructure finance	2,522	1,693	4,215	BBB+
Investor-owned utilities	168	1,564	1,732	BBB+
Other public finance	3,376	2,162	5,538	A

Total U.S. public finance	380,361	49,751	430,112	A+
Non-U.S. Public Finance:
Infrastructure finance	13,368	2,379	15,747	BBB
Regulated utilities	11,075	2,390	13,465	BBB+
Pooled infrastructure	4,140	—	4,140	AA
Other public finance	7,516	538	8,054	AA-

Total non-U.S. public finance	36,099	5,307	41,406	A-

Total public finance	$416,460	$55,058	$471,518	A

U.S. Structured Finance:
Pooled corporate obligations	$72,003	$883	$72,886	AAA
Residential mortgage-backed and home equity	27,876	414	28,290	BB
Financial products	9,653	—	9,653	AA-
Consumer receivables	6,009	1,358	7,367	A+
Commercial mortgage-backed securities	6,982	376	7,358	AAA
Structured credit	2,171	376	2,547	A-
Commercial receivables	1,276	1,116	2,392	BBB+
Insurance securitizations	1,314	337	1,651	A+
Other structured finance	1,211	189	1,400	A+

Total U.S. structured finance	128,495	5,049	133,544	AA-
Non-U.S. Structured Finance:
Pooled corporate obligations	22,634	1,025	23,659	AAA
Residential mortgage-backed and home equity	4,868	30	4,898	AAA
Structured credit	1,319	602	1,921	BBB
Commercial receivables	895	728	1,623	A-
Insurance securitizations	964	16	980	CCC-
Commercial mortgage-backed securities	394	302	696	AA
Consumer receivables	161	—	161	AAA
Other structured finance	295	170	465	AA+

Total non-U.S. structured finance	31,530	2,873	34,403	AA+

Total structured finance	$160,025	$7,922	$167,947	AA-

Total net par outstanding	$576,485	$62,980	$639,465	A+

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

  Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

  NA = Not Applicable

Assured Guaranty Ltd.
Financial Guaranty Profile (2 of 3)
 (dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of March 31, 2010
	Public Finance—U.S.		Public Finance—Non-U.S.		Structured Finance—U.S.		Structured Finance—Non-U.S.		Consolidated
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Ratings(1):
Super senior	$—	0.0%	$2,177	5.3%	$24,175	18.1%	$8,478	24.6%	$34,830	5.4%
AAA	6,179	1.4%	1,406	3.4%	42,252	31.6%	14,389	41.8%	64,226	10.0%
AA	167,991	39.1%	1,971	4.8%	25,752	19.3%	2,985	8.7%	198,699	31.1%
A	211,859	49.3%	13,034	31.5%	9,416	7.1%	2,641	7.7%	236,950	37.1%
BBB	41,085	9.5%	22,173	53.5%	11,084	8.3%	4,880	14.2%	79,222	12.4%
BIG	2,998	0.7%	645	1.5%	20,865	15.6%	1,030	3.0%	25,538	4.0%

Total net par outstanding	$430,112	100.0%	$41,406	100.0%	$133,544	100.0%	$34,403	100.0%	$639,465	100.0%

Ceded Par Outstanding by Reinsurer and Insurer Financial Strength Rating

Reinsurer	Moody's Rating	S&P Rating	Ceded Par Outstanding	Ceded Par Outstanding as a % of Gross Par Outstanding
Radian Asset Assurance Inc.	Ba1	BB-	$23,452	30.7%
Tokio Marine & Nichido Fire Insurance Co., Ltd.	Aa2	AA	21,113	27.7%
RAM Reinsurance Co. Ltd.	WR	WR	14,221	18.6%
R.V.I. Guaranty Co. Ltd.	WR	BBB	4,132	5.4%
Syncora Guarantee Inc.	Ca	R	4,127	5.4%
Swiss Reinsurance Company	A1	A+	3,985	5.2%
Mitsui Sumitomo Insurance Co. Ltd.	Aa3	AA	2,508	3.3%
Other	Various	Various	2,733	3.7%

Total			$76,271	100.0%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.
Financial Guaranty Profile (3 of 3)
 (dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of March 31, 2010

	Net Par Outstanding	% of Total
U.S.:
Public Finance:
California	$61,420	9.6%
New York	35,600	5.6%
Texas	31,573	4.9%
Pennsylvania	29,146	4.6%
Florida	26,431	4.1%
Illinois	26,111	4.1%
New Jersey	18,446	2.9%
Michigan	17,256	2.7%
Massachusetts	13,381	2.1%
Washington	13,096	2.0%
Other states	157,652	24.6%

Total Public Finance	430,112	67.2%
Structured finance (multiple states)	133,544	20.9%

Total U.S.	563,656	88.1%

Non-U.S.:
United Kingdom	29,336	4.6%
Australia	8,776	1.4%
Canada	4,974	0.8%
France	2,569	0.4%
Italy	2,394	0.5%
Other	27,760	4.2%

Total non-U.S.	75,809	11.9%

Total net par outstanding	$639,465	100.0%

 Assured Guaranty Ltd.
Direct Pooled Corporate Obligations Profile
(dollars in millions)

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Ratings as of March 31, 2010

	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)
Ratings(1):
Super Senior	$26,271	27.8%	31.0%	28.8%
AAA	45,282	47.8%	28.1%	26.8%
AA	13,323	14.1%	33.8%	29.3%
A	2,949	3.1%	30.6%	24.3%
BBB	4,460	4.7%	40.0%	28.4%
BIG	2,352	2.5%	43.9%	24.1%

Total exposures	$94,637	100.0%	30.7%	27.7%

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Asset Class as of March 31, 2010

	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)	Avg. Rating(1)
Asset class:
CLOs/CBOs	$56,103	59.3%	30.5%	27.7%	AAA
Synthetic investment grade pooled corporate	14,365	15.2%	19.2%	17.7%	AAA
Synthetic high yield pooled corporate	10,236	10.8%	37.2%	32.1%	AAA
Market Value CDOs(4) of corporate	5,979	6.3%	31.0%	37.9%	AAA
Trust Preferred—banks and insurance	3,683	3.9%	46.9%	33.9%	BBB
Trust Preferred—US Mortgage and REITs(3)	2,381	2.5%	50.0%	38.0%	BB
Trust Preferred—European Mortgage and REITs	968	1.0%	36.8%	31.7%	BBB-
Other Pooled Corporate	922	1.0%	24.4%	24.8%	A-

	$94,637	100.0%	30.7%	27.7%	AAA

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

(3)
REITs are real estate investment trusts.

(4)
CDOs are collateralized debt obligations.

 Assured Guaranty Ltd.
Consolidated U.S. Residential Mortgage-Backed Securities ("RMBS") Profile
(dollars in millions)

Distribution of U.S. RMBS by Rating(1) and by Segment as of March 31, 2010

	Direct Net Par Outstanding	%	Reinsurance Net Par Outstanding	%	Total Net Par Outstanding	%
Ratings(1):
Super senior	$—	0.0%	$—	0.0%	$—	0.0%
AAA	3,379	12.1%	16	3.8%	3,395	12.0%
AA	2,228	8.0%	45	10.8%	2,273	8.0%
A	2,089	7.5%	61	14.7%	2,150	7.6%
BBB	2,838	10.2%	64	15.5%	2,902	10.3%
BIG	17,342	62.2%	228	55.2%	17,570	62.1%

	$27,876	100.0%	$414	100.0%	$28,290	100.0%

Distribution of U.S. RMBS by Rating(1) and Type of Exposure as of March 31, 2010

	Prime First Lien(2)	Closed End Seconds ("CES")	HELOC(3)	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs(4)	Total Net Par Outstanding
Year insured:
Super senior	$—	$—	$—	$—	$—	$—	$—	$—
AAA	164	0	464	111	155	2,500	—	3,395
AA	31	41	516	266	31	1,388	—	2,273
A	24	2	230	109	146	1,640	—	2,150
BBB	85	—	178	1,286	86	1,238	31	2,902
BIG	643	1,214	4,252	5,173	3,342	2,777	167	17,570

Total exposures	$948	$1,258	$5,639	$6,945	$3,759	$9,543	$197	$28,290

Distribution of U.S. RMBS by Year Insured and Type of Exposure as of March 31, 2010

	Prime First Lien	CES	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs	Total Net Par Outstanding
Year insured:
2004 and prior	$69	$2	$414	$152	$58	$1,713	$—	$2,408
2005	186	—	1,221	750	177	448	13	2,795
2006	152	466	1,814	544	999	4,168	87	8,230
2007	541	789	2,191	3,318	2,400	3,124	98	12,461
2008	—	—	—	2,181	125	91	—	2,397

Total exposures	$948	$1,258	$5,639	$6,945	$3,759	$9,543	$197	$28,290

Distribution of U.S. RMBS by Rating(1) and Year Insured as of March 31, 2010

	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
Year insured:
2004 and prior	$—	$1,521	$91	$138	$224	$434	$2,408
2005	—	244	118	100	527	1,807	2,795
2006	—	1,316	1,100	1,767	430	3,617	8,230
2007	—	315	753	21	778	10,595	12,461
2008	—	—	212	125	943	1,117	2,397

	$—	$3,395	$2,273	$2,150	$2,902	$17,570	$28,290

% of total	0.0%	12.0%	8.0%	7.6%	10.3%	62.1%	100.0%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

(2)
Includes primarily Prime First Lien plus an insignificant amount of other miscellaneous MBS transactions.

(3)
Home equity line of credit ("HELOC") securitizations.

(4)
NIMs are net interest margin securities.

  Assured Guaranty has not insured any U.S. RMBS transactions since June 2008.

 Assured Guaranty Ltd.
Financial Guaranty Direct U.S. RMBS Profile (1 of 5)
(dollars in millions)

Distribution of Financial Guaranty Direct U.S. RMBS by Rating(1) and Type of Exposure as of March 31, 2010

	Prime First Lien(2)	Closed End Seconds	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs	Total Net Par Outstanding
Ratings(1):
Super senior	$—	$—	$—	$—	$—	$—	$—	$—
AAA	156	—	464	107	155	2,497	—	3,379
AA	2	41	510	263	31	1,380	—	2,228
A	1	—	222	100	145	1,621	—	2,089
BBB	84	—	138	1,273	85	1,228	31	2,838
BIG	640	1,202	4,119	5,164	3,325	2,726	167	17,342

Total exposures	$883	$1,243	$5,454	$6,906	$3,740	$9,453	$197	$27,876

Distribution of Financial Guaranty Direct U.S. RMBS by Year Insured as of March 31, 2010

	Prime First Lien	Closed End Seconds	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs	Total Net Par Outstanding
Year insured:
2004 and prior	$7	$—	$321	$116	$57	$1,638	$—	$2,140
2005	183	—	1,161	748	167	447	13	2,717
2006	152	454	1,781	544	991	4,160	87	8,170
2007	541	789	2,191	3,318	2,400	3,124	98	12,461
2008	—	—	—	2,181	125	83	—	2,389

	$883	$1,243	$5,454	$6,906	$3,740	$9,453	$197	$27,876

Distribution of Financial Guaranty Direct U.S. RMBS Net Par Outstanding by Rating(1) and Year Insured as of March 31, 2010

	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
Year insured:
2004 and prior	$—	$1,505	$46	$76	$162	$350	$2,140
2005	—	244	118	100	524	1,731	2,717
2006	—	1,316	1,100	1,767	430	3,557	8,170
2007	—	315	753	21	778	10,595	12,461
2008	—	—	212	125	943	1,109	2,389

	$—	$3,379	$2,228	$2,089	$2,838	$17,342	$27,876

% of total	0.0%	12.1%	8.0%	7.5%	10.2%	62.2%	100.0%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

(2)
Includes primarily Prime First Lien plus an insignificant amount of other miscellaneous MBS transactions.

Assured Guaranty Ltd.
Financial Guaranty Direct U.S. RMBS Profile (2 of 5)
 (dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(1)

U.S. Prime First Lien(2)

	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
Year insured:
2005	$183	60.3%	5.2%	0.6%	7.3%	6
2006	152	69.4%	7.8%	0.0%	12.0%	1
2007	541	72.9%	10.5%	1.7%	11.9%	1
2008	—	—	—	—	—	—

	$876	69.7%	8.9%	1.2%	10.9%	8

U.S. CES

	Net Par Outstanding	Pool Factor	Subordination(7)	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Year insured:
2005	$—	—	—	—	—	—
2006	454	25.4%	—	52.1%	17.0%	2
2007	789	32.2%	—	55.7%	14.5%	10
2008	—	—	—	—	—	—

	$1,243	29.7%	—	54.3%	15.5%	12

U.S. HELOC

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Year insured:
2005	$1,161	23.9%	2.2%	11.6%	12.8%	6
2006	1,781	41.7%	2.0%	23.2%	16.6%	7
2007	2,191	54.9%	3.5%	22.5%	8.5%	9
2008	—	—	—	—	—	—

	$5,132	43.3%	2.7%	20.3%	12.3%	22

U.S. Alt-A First Lien

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Year insured:
2005	$748	46.0%	12.8%	3.7%	19.8%	21
2006	544	55.0%	2.2%	9.9%	40.3%	7
2007	3,318	67.7%	10.2%	6.1%	35.9%	12
2008	2,181	62.8%	28.5%	6.5%	30.9%	5

	$6,790	62.7%	15.7%	6.3%	32.9%	45

(1)
For this release, net par outstanding is based on values as of March 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2)
Includes primarily Prime First Lien plus an insignificant amount of other miscellaneous MBS transactions.

(3)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(4)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(5)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(6)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or real estate owned ("REO") divided by net par outstanding.

(7)
Many of the CES transactions insured by the Company have unique structures whereby the collateral may be written down for losses without a corresponding write-down of the obligations insured by the Company. Many of these transactions are currently under-collateralized, with the principal amount of collateral being less than the principal amount of the obligation insured by the Company. The Company is not required to pay principal shortfalls until legal maturity (rather than making timely principal payments), and takes the under-collateralization into account when estimating expected losses for these transactions.

Assured Guaranty Ltd.
Financial Guaranty Direct U.S. RMBS Profile (3 of 5)
 (dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(1)

U.S. Alt-A Option ARMs

	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)	Number of Transactions
Year insured:
2005	$167	33.7%	11.5%	6.3%	41.1%	4
2006	991	62.4%	7.9%	7.8%	52.2%	7
2007	2,400	69.6%	9.5%	7.5%	42.4%	11
2008	125	69.8%	49.5%	5.2%	35.6%	1

	$3,683	66.1%	10.5%	7.5%	44.7%	23

U.S. Subprime First Lien

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Year insured:
2005	$447	36.6%	50.6%	4.5%	42.2%	7
2006	4,160	27.8%	60.7%	11.8%	45.4%	4
2007	3,124	63.5%	28.5%	10.3%	51.8%	13
2008	83	74.8%	34.8%	4.5%	33.7%	1

	$7,815	43.1%	47.0%	10.7%	47.6%	25

(1)
For this release, net par outstanding is based on values as of March 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(3)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.
Financial Guaranty Direct U.S. RMBS Profile (4 of 5)
 (dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Internal Rating(1), Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(2)

U.S. Prime First Lien(3)

	Net Par Outstanding	Pool Factor(4)	Subordination(5)	Cumulative Losses(6)	60+ Day Delinquencies(7)	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	152	69.4%	7.8%	0.0%	12.0%	1
AA	—	—	—	—	—	—
A	—	—	—	—	—	—
BBB	84	59.7%	3.8%	0.3%	4.3%	3
BIG	640	71.0%	9.9%	1.6%	11.6%	4

	$876	69.7%	8.9%	1.2%	10.9%	8

U.S. CES

	Net Par Outstanding	Pool Factor	Subordination(8)	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	—	—	—	—	—	—
AA	41	65.0%	—	7.8%	3.2%	1
A	—	—	—	—	—	—
BBB	—	—	—	—	—	—
BIG	1,202	28.5%	—	55.9%	15.9%	11

	$1,243	29.7%	—	54.3%	15.5%	12

U.S. HELOC

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	431	76.1%	7.9%	0.5%	1.1%	3
AA	510	69.6%	10.6%	7.1%	3.8%	2
A	222	65.2%	—	5.9%	3.3%	1
BBB	138	28.2%	16.1%	7.5%	12.1%	1
BIG	3,831	35.4%	0.7%	25.6%	15.2%	15

	$5,132	43.3%	2.7%	20.3%	12.3%	22

U.S. Alt-A First Lien

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	20	16.1%	45.5%	5.8%	22.7%	2
AA	251	61.0%	47.3%	9.0%	36.5%	2
A	100	36.2%	27.6%	3.9%	24.7%	1
BBB	1,256	59.5%	21.6%	5.1%	26.8%	6
BIG	5,164	64.3%	12.4%	6.5%	34.4%	34

	$6,790	62.7%	15.7%	6.3%	32.9%	45

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

(2)
For this release, net par outstanding is based on values as of March 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(3)
Includes primarily Prime First Lien plus an insignificant amount of other miscellaneous MBS transactions

(4)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(5)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(6)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(7)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

(8)
Many of the CES transactions insured by the Company have unique structures whereby the collateral may be written down for losses without a corresponding write-down of the obligations insured by the Company. Many of these transactions are currently under-collateralized, with the principal amount of collateral being less than the principal amount of the obligation insured by the Company. The Company is not required to pay principal shortfalls until legal maturity (rather than making timely principal payments), and takes the under-collateralization into account when estimating expected losses for these transactions.

Assured Guaranty Ltd.
Financial Guaranty Direct U.S. RMBS Profile (5 of 5)
 (dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Internal Rating(1), Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(2)

U.S. Alt-A Option ARMs

	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	155	66.5%	3.6%	9.1%	53.5%	1
AA	—	—	—	—	—	—
A	133	68.4%	47.9%	5.2%	35.7%	2
BBB	70	41.3%	21.6%	3.4%	26.5%	2
BIG	3,325	66.5%	9.1%	7.5%	45.1%	18

	$3,683	66.1%	10.5%	7.5%	44.7%	23

U.S. Subprime First Lien

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	1,116	26.8%	63.1%	11.1%	46.3%	5
AA	1,380	30.1%	57.3%	10.8%	43.5%	2
A	1,557	27.5%	61.3%	12.2%	45.6%	1
BBB	1,097	42.8%	41.8%	9.6%	42.1%	7
BIG	2,664	65.9%	28.6%	10.1%	53.9%	10

	$7,815	43.1%	47.0%	10.7%	47.6%	25

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

(2)
For this release, net par outstanding is based on values as of March 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(3)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(4)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(5)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(6)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

 Assured Guaranty Ltd.
Financial Guaranty Direct U.S. Commercial Real Estate Profile
(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Internal Rating(1), Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(2)

U.S. Commercial Mortgage-Backed Securities ("CMBS")

	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
Rating:
Super senior	$4,185	92.8%	32.8%	0.2%	5.3%	185
AAA	246	86.7%	27.0%	0.2%	8.5%	7
AA	950	93.5%	18.4%	0.2%	5.5%	39
A	258	71.4%	10.3%	0.8%	7.3%	1
BBB	—	—	—	—	—	—
BIG	—	—	—	—	—	—

	$5,639	91.6%	29.1%	0.2%	5.6%	232

Collaterallized Debt Obligations ("CDOs") of U.S. Commercial Real Estate and CMBS(7)

	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(8)	Avg. Current Enhancement(8)
CDOs of Commercial Real Estate	$729	55.4%	49.3%	46.4%
CDOs of CMBS(9)	586	44.6%	29.2%	44.0%

	$1,315	100.0%	40.4%	45.4%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
For this release, net par outstanding is based on values as of March 31, 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(3)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(4)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(5)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(6)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

(7)
Represents other U.S. Commercial Real Estate not included in the table above.

(8)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

(9)
Relates to vintages 2003 and prior.

 Assured Guaranty Ltd.
Direct Consumer Receivables Profile
(dollars in millions)

Distribution of Direct U.S. Consumer Receivables by Rating(1) as of March 31, 2010

	Credit Cards	Student Loans	Manufactured Housing	Auto	Total Net Par Outstanding
Rating:
Super senior	$1,100	$—	$—	$—	$1,100
AAA	—	1,261	89	36	1,386
AA	—	—	49	—	49
A	—	—	—	1,930	1,930
BBB	89	—	—	1,279	1,368
BIG	—	—	176	—	176

	$1,189	$1,261	$314	$3,245	$6,009

Average rating(1)	AAA	AAA	A	A	A+
Avg. initial credit enhancement(2)	51.2%	7.2%	27.6%	12.2%	19.7%
Avg. current enhancement(2)	52.5%	8.4%	26.4%	27.1%	28.2%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

 Assured Guaranty Ltd.
Financial Guaranty Direct Credit Derivative Net Par Outstanding Profile
(dollars in millions)

Distribution of Financial Guaranty Direct Credit Derivative Net Par Outstanding by Rating(1)

	March 31, 2010
	Net Par Outstanding	% of Total
Ratings(2):
Super senior	$32,923	28.1%
AAA	46,531	39.7%
AA	13,875	11.8%
A	8,189	7.0%
BBB	7,860	6.7%
BIG	7,949	6.7%

Total direct credit derivative net par outstanding	$117,327	100.0%

Distribution of Financial Guaranty Direct Credit Derivative Net Par Outstanding by Sector and Average Rating

	March 31, 2010
	Net Par Outstanding	Average Rating(2)
Public Finance
U.S. public finance	$1,385	A-
Non-U.S. public finance	8,245	A+

Total public finance	$9,630	A+

Structured Finance
U.S. Structured Finance:
Pooled corporate obligations	$64,056	AAA
Residential mortgage-backed and home equity	11,002	BBB-
Commercial mortgage-backed securities	6,724	AAA
Commercial receivables	734	BBB+
Consumer receivables	545	AAA
Structured credit	234	BB
Insurance securitizations	169	A-
Other structured finance	179	B+

Total U.S. structured finance	83,643	AA+
Non-U.S. Structured Finance:
Pooled corporate obligations	20,408	AAA
Residential mortgage-backed and home equity	2,940	AAA
Commercial mortgage-backed securities	394	AAA
Structured credit	170	BBB
Commercial receivables	60	A
Insurance securitizations	82	BB

Total non-U.S. structured finance	24,054	AAA

Total structured finance	$107,697	AA+

Total direct credit derivative net par outstanding	$117,327	AA+

(1)
Include credit derivative accounted for at fair value and excludes $3.7 billion of credit derivatives not at fair value.

(2)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

  Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

 Assured Guaranty Ltd.
Below Investment Grade Exposures (1 of 4)
As of March 31, 2010
(in millions)

BIG Exposures by Asset Exposure Type

	Net Par Outstanding	Internal Rating(1)
U.S. Public Finance:
Municipal utilities	$691	C-
General obligation	796	BB
Healthcare	431	BB-
Tax backed	347	BB
Transportation	162	BB
Infrastructure finance	26	C
Higher education	22	BB
Housing	8	CCC+
Other public finance	515	B

Total U.S. public finance	2,998	B-
Non-U.S. Public Finance:
Infrastructure finance	645	BB-

Total non-U.S. public finance	645	BB-

Total public finance	$3,643	B

U.S. Structured Finance:
Residential mortgage-backed and home equity	$17,570	B-
Pooled corporate obligations	2,279	B
Consumer receivables	488	B
Structured credit	234	BB
Commercial receivables	118	BB
Other structured finance	176	B

Total U.S. structured finance	20,865	B-

Non-U.S. Structured Finance:
Insurance securitizations	923	CCC-
Pooled corporate obligations	80	CCC
Commercial receivables	22	B+
Residential mortgage-backed and home equity	5	BB

Total non-U.S. structured finance	1,030	CCC-

Total structured finance	$21,895	B-

Total BIG net par outstanding	$25,538	B-

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

  Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Assured Guaranty Ltd.
Below Investment Grade Exposures (2 of 4)
As of March 31, 2010
 (dollars in millions)

Public Finance BIG Exposures Greater Than $50 Million as of March 31, 2010

Name or Description	Net Par Outstanding	Internal Rating(1)
U.S. Public Finance:
Jefferson County Alabama Sewer	$583	D
Detroit (City of) Michigan	454	BB
Jefferson County Alabama School Limited Obligation Sales Tax	177	BB
Detroit (City of) Michigan School District	176	BB
San Joaquin Hills Transportation California	162	BB
St. Barnabas Health System—New Jersey	155	BB
Guaranteed Student Loan transaction	136	CCC
Mashantucket Pequot Tribe—Connecticut	130	B
Harrisburg (City of) Pennsylvania	106	B
Guaranteed Student Loan transaction	91	BB
Orange County Florida Tourist Development (3rd Lien)	86	BB
Xenia Rural Water District, Iowa	83	BB
DeKalb County Medical Center—Georgia	78	BB
Guaranteed Student Loan transaction	76	BB
Guaranteed Student Loan transaction	59	BB

Total	$2,552
Non-U.S. Public Finance:
Aeroporti Di Roma (ADR) Romulus Finance S.R.L. (Rome Airport)	$290	BB
Cross City Tunnel Motorway Finance Limited	265	BB

Total	$555

Total	$3,107

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.
Below Investment Grade Exposures (3 of 4)
As of March 31, 2010
 (dollars in millions)

Structured Finance BIG Exposures Greater Than $50 Million as of March 31, 2010

Name or Description	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement	60+ Day Delinquencies(2)
U.S. Structured Finance:
U.S. RMBS:
Deutsche ALT-A Securities Mortgage Loan 2007-2	$891	CCC	5.6%	32.7%
Countrywide HELOC 2006-I	652	CCC	0.0%	11.6%
MABS 2007-NCW	638	BB	34.6%	68.4%
Countrywide HELOC 2006-F	585	CCC	0.4%	29.9%
Private Residential Mortgage Transaction	577	BB	23.5%	28.8%
MASTR 2007-3 (NEGAM) G1A	570	CCC	7.9%	58.0%
Mortgage IT Securities Corp. Mortgage Loan 2007-2	541	B	10.5%	11.9%
Private Residential Mortgage Transaction	532	B	25.2%	28.3%
Private Residential Mortgage Transaction	491	B	26.9%	28.9%
Deutsche ALT-A Securities Mortgage Loan 2007-3	451	B	11.0%	28.4%
CWALT Alternative Loan Trust 2007-HY9	411	CCC	7.6%	47.4%
Private Residential Mortgage Transaction	402	B	19.0%	35.9%
Option One 2007-FXD2	401	B	19.3%	33.3%
Countrywide Home Equity Loan Trust 2007-D	392	CCC	0.0%	10.9%
Nomura Asset Acceptance Corp. 2007-1	390	CCC	3.6%	47.4%
Countrywide Home Equity Loan Trust 2005-J CL 1-A	384	CCC	0.0%	15.9%
AAA Trust 2007-2	351	B	38.4%	53.5%
HarborView 2006-12 (NEGAM)	348	BB	11.7%	56.7%
Countrywide HELOC 2005-D	343	CCC	0.0%	13.6%
Countrywide HELOC 2007-A	332	CCC	0.0%	11.9%
MARM 2007-1 (FKA MASTR 2007-OA1 NEG	325	CCC	1.9%	36.0%
Countrywide HELOC 2007-B	300	CCC	0.0%	10.0%
Countrywide 2007-13	288	BB	31.4%	59.3%
GMACM 2004-HE3	283	B	0.0%	3.1%
Terwin Mortgage Trust 2006-12SL	254	CCC	0.0%	18.9%
IndyMac 2007-H1 HELOC	246	CCC	0.0%	11.9%
CWABS 2007-4 (CLASS A-4W)	222	BB	22.2%	42.6%
Terwin Mortgage Trust 2007-1SL	209	CCC	0.0%	12.3%
Soundview 2007-WMC1	207	CCC	14.0%	72.4%
Terwin Mortgage Trust 2006-10SL	200	CCC	0.0%	14.7%
HarborView 2006-1 (NEGAM)	197	CCC	7.8%	59.8%
HarborView 2007-1 (NEGAM)	196	BB	14.7%	55.9%
CWALT Alternative Loan Trust 2007-OA10	171	CCC	9.3%	54.7%
Countrywide HELOC 2005-C	164	B	0.0%	11.2%
HarborView 2006-10 (NEGAM)	160	CCC	3.0%	38.2%
CSAB 2006-3	153	CCC	0.0%	44.8%
Flagstar HELOC 2006-2	151	CCC	19.5%	15.8%
Renaissance (DELTA) 2007-3	148	B	27.1%	40.5%
Lehman Excess Trust 2007-16N	130	B	10.8%	37.2%
NAAC 2007-S2	129	CCC	0.0%	16.8%
AHMA 2007-4 NEGAM	120	CCC	0.0%	30.7%
ACE Home Equity Loan Trust 2007-SL3	120	BB	4.3%	14.6%
IMSC 2007-HOA1 NEGAM A-1-2	119	CCC	0.0%	30.5%
Taylor Bean & Whitaker 2007-2	113	CCC	2.2%	41.3%
Countrywide ALTA 2005-22T	96	B	6.3%	22.0%
CSAB 2006-2	92	CCC	4.6%	39.7%
Deutsche ALT-B 2006-AB1	90	CCC	6.0%	31.8%
Countrywide HELOC 2006-H	88	CCC	0.0%	22.7%
Deutsche ALT-B 2006-AB4	81	CCC	0.0%	38.9%
MASTR Asset Backed Securities Trust 2005-NC2 A4	80	B	21.2%	49.5%
Terwin Mortgage Trust 2005-16HE	75	BB	15.7%	27.6%
ACE 2006-GP1	74	CCC	0.0%	11.9%
Terwin Mortgage Trust 2007-6ALT	71	CCC	0.0%	79.6%
CSMC 2007-3	71	CCC	0.2%	36.1%
GSAA 2005-12	66	BB	11.3%	23.6%
ACE 2007-SL1	65	CCC	0.0%	15.2%
CSAB Mortgage-Backed Trust 2007-1	63	CCC	1.1%	34.0%
CWALT 2005-62 (NEGAM)	62	CCC	12.6%	57.2%
ACE Home Equity Loan Trust 2007-SL2	61	CCC	0.0%	14.3%
Terwin Mortgage Trust 2005-14HE	60	BB	14.7%	25.6%
SACO I Trust 2005-GP1	57	CCC	0.0%	8.5%
DSLA 2005-AR5 (NEGAM)	57	CCC	3.9%	34.3%
Luminent 2006-2 (NEGAM)	53	CCC	8.6%	57.1%
CSAB 2006-4	53	CCC	1.7%	38.6%

Total U.S. RMBS	$15,702

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.
(2)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.
Below Investment Grade Exposures (4 of 4)
As of March 31, 2010
 (dollars in millions)

Structured Finance BIG Exposures Greater Than $50 Million as of March 31, 2010

Name or Description	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement
U.S. Structured Finance:
Other:
Taberna Preferred Funding IV, LTD. Class A-1	$292	CCC	33.4%
Alesco Preferred Funding XVI, LTD.	259	B	6.7%
Taberna Preferred Funding II, LTD.	244	CCC	30.5%
Weinstein Film Securitization	234	BB	N/A
Attentus CDO I Limited Class A-1	233	BB	32.3%
Alesco Preferred Funding XVII, LTD.	205	BB	17.0%
Taberma Preferred Funding III, LTD. Class A-1B	195	CCC	27.8%
Attentus CDO II Limited Class A-1	189	BB	32.2%
US Capital Funding IV, Ltd. Class A-1	160	B	15.1%
NRG Peaker	155	B	N/A
National Collegiate Trust Series 2007-3	155	CCC	N/A
Taberna Preferred Funding VI, Ltd. Class A-1	152	CCC	37.1%
National Collegiate Trust Series 2007-4	125	CCC	N/A
Synthetic High Yield Pooled Corporate CDO	114	CCC	9.7%
Conseco Finance MH Series 2001-2	105	BB	17.6%
Taberna Preferred Funding III, LTD. Class A-1A	93	CCC	27.8%
Greenpoint 2000-4	77	BB	15.2%
Rental Car Finance Corp 2006-1	60	BB	N/A
Rental Car Finance Corp 2007-1	50	BB	N/A

Total Other	$3,097

Total	$18,799
Non-U.S. Structured Finance:
Ballantyne Re PLC Class A-2 Floating Rate Notes	500	CC	N/A
Orkney Re II, PLC Series A-1 Floating Rate Notes	423	CCC	N/A
Synthetic High Yield Pooled Corporate CDO	76	CCC	9.7%

Total	$999

Total	$19,798

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

 Assured Guaranty Ltd.
Largest Exposures by Sector (1 of 4)
As of March 31, 2010
(in millions)

50 Largest U.S. Public Finance Exposures

	Net Par Outstanding	Rating(1)
Credit Name:
New Jersey (State of)	$4,765	AA-
California (State of)	3,621	A-
New York (State of)	3,499	AA
Massachusetts (Commonwealth of)	3,421	AA
New York (City of) New York	3,246	AA-
Chicago (City of) Illinois	2,618	AA-
Puerto Rico (Commonwealth of)	2,383	BBB-
Washington (State of)	2,368	A
Houston Texas Water and Sewer Authority	2,345	A+
Wisconsin (State of)	2,251	AA-
Illinois (State of)	2,228	BBB+
Port Authority of New York and New Jersey	2,214	AA-
Los Angeles Unified School District	2,082	AA
New York MTA Transportation Authority	2,057	A
Miami-Dade County Florida Aviation Authority—Miami International Airport	2,053	A+
Massachusetts (Commonwealth of) State Sales Tax	1,949	AA
Philadelphia (City of) Pennsylvania	1,948	BBB-
New York City Municipal Water Finance Authority	1,947	AA+
University of California Board of Regents	1,879	AA-
Long Island Power Authority	1,846	A-
Pennsylvania (Commonwealth of)	1,799	AA-
Michigan (State of)	1,757	A+
California (State of) Department of Water Resources	1,688	A-
Chicago Illinois Public Schools	1,670	A+
Illinois Toll Highway Authority	1,605	AA
Florida (State of)	1,552	AA+
Miami-Dade County School District	1,549	A-
Kentucky (Commonwealth of)	1,519	AA-
Los Angeles Department of Water & Power—Electric Revenue Bonds	1,493	AA-
Chicago-O'Hare International Airport	1,473	A
San Francisco Airports Commission	1,463	A
District of Columbia	1,456	A+
New York MTA Dedicated Tax	1,419	AA-
Hawaii (State of) Department of Hawaiian Home Lands	1,412	AA
Puerto Rico Highway & Transportation Authority	1,402	BBB
Massachusetts (Commonwealth of) Water Resources	1,401	AA
New Jersey Turnpike Authority	1,377	A
Atlanta Georgia Water & Sewer System	1,367	BBB+
Puerto Rico Electric Power Authority	1,332	A-
Broward County Florida School Board	1,287	AA-
Metro Washington Airport	1,279	AA-
Clark County Nevada School District	1,253	AA
Arizona (State of)	1,249	AA-
New York State Thruway Highway Trust Fund	1,246	AA-
Philadelphia Pennsylvania School District	1,219	A
Connecticut (State of)	1,216	AA+
Detroit Michigan Sewer	1,170	A+
Austin Texas Combined Utility System	1,137	AA-
California State University System Trustee	1,128	AA-
Houston (City of) Texas Airport System	1,077	A+

Total top 50 U.S. public finance exposures	$92,715

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.
Largest Exposures by Sector (2 of 4)
As of March 31, 2010
 (dollars in millions)

50 Largest U.S. Structured Finance Exposures

	Net Par Outstanding	Rating(1)	Credit Enhancement
Credit Name:
Fortress Credit Opportunities I, LP.	$1,302	AA	28.6%
Stone Tower Credit Funding	1,254	AAA	35.2%
Synthetic Investment Grade Pooled Corporate CDO	1,157	AAA	13.3%
Synthetic High Yield Pooled Corporate CDO	975	AA-	42.2%
Deutsche ALT-A Securities Mortgage Loan 2007-2	891	CCC	5.6%
Synthetic Investment Grade Pooled Corporate CDO	765	Super Senior	14.7%
Synthetic Investment Grade Pooled Corporate CDO	754	Super Senior	24.2%
Synthetic Investment Grade Pooled Corporate CDO	745	Super Senior	23.4%
Mizuho II Synthetic CDO	738	A	30.7%
Synthetic High Yield Pooled Corporate CDO	731	AA-	40.0%
Synthetic High Yield Pooled Corporate CDO	725	AAA	25.0%
Private Structured Credit Transaction	667	BBB+	N/A
280 Funding I—Class A-2	660	AAA	38.0%
Synthetic Investment Grade Pooled Corporate CDO	653	AAA	17.7%
Countrywide HELOC 2006-I	652	CCC	0.0%
Citibank OMNI Trust 2007-A7	650	Super Senior	49.4%
MABS 2007-NCW	638	BB	34.6%
Anchorage Crossover Credit Finance LTD	600	AAA	29.1%
ARES Enhanced Credit Opportunities Fund Class A1	595	AAA	42.9%
Countrywide HELOC 2006-F	585	CCC	0.4%
Applebees Enterprises LLC	584	BBB-	N/A
Private Residential Mortgage Transaction	577	BB	23.5%
MASTR 2007-3 (NEGAM) G1A	570	CCC	7.9%
Sandelman Finance 2006-1 Limited Class A-1-A	563	AA	38.2%
Synthetic High Yield Pooled Corporate CDO	562	Super Senior	24.3%
Mortgage IT Securities Corp. Mortgage Loan 2007-2	541	B	10.5%
Private Residential Mortgage Transaction	532	B	25.2%
Private Residential Mortgage Transaction	530	BBB-	24.5%
Synthetic High Yield Pooled Corporate CDO	523	Super Senior	29.7%
Synthetic High Yield Pooled Corporate CDO	523	Super Senior	24.5%
Synthetic Investment Grade Pooled Corporate CDO	514	Super Senior	14.2%
Eastland CLO, LTD	500	Super Senior	31.8%
LIICA Holdings, LLC	495	AA	N/A
Synthetic High Yield Pooled Corporate CDO	494	AA	46.7%
Private Residential Mortgage Transaction	491	B	26.9%
Shenandoah Trust Capital I Term Securities	484	A+	N/A
Field Point IV, Limited Class A1	481	AA-	19.9%
Denali CLO VII, LTD.	464	AAA	20.2%
AmeriCredit 2007-B-F	460	A	19.3%
Avenue CLO V	451	AAA	19.4%
Deutsche ALT-A Securities Mortgage Loan 2007-3	451	B	11.0%
SLM Private Credit Student Loan Trust 2007-A	450	AAA	10.9%
Synthetic High Yield Pooled Corporate CDO	438	AAA	29.5%
Synthetic Investment Grade Pooled Corporate CDO	433	AAA	11.3%
Liberty CLO LTD Series Class A-1C	428	Super Senior	34.6%
Synthetic Investment Grade Pooled Corporate CDO	428	Super Senior	12.7%
Synthetic High Yield Pooled Corporate CDO	427	Super Senior	23.8%
Synthetic High Yield Pooled Corporate CDO	422	AAA	34.0%
Grayson CLO	421	Super Senior	23.2%
CDX.NA.IG.4 5-YR 30-100%	420	Super Senior	29.4%

Total top 50 U.S. structured finance exposures	$30,394

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.
Largest Exposures by Sector (3 of 4)
As of March 31, 2010
 (in millions)

25 Largest Non-U.S. Exposures

	Net Par Outstanding	Rating(1)
Credit Name:
Quebec Provence	$2,423	A+
Sydney Airport Finance Company	1,569	BBB
Thames Water Utility Finance Plc	1,318	BBB+
Prime European RMBS	1,170	AAA
Fortress Credit Investments I Class A-1	936	AAA
Essential Public Infrastructure Capital III	864	Super Senior
Channel Link Enterprises Finance Plc	858	BBB
International AAA Sovereign Debt Synthetic CDO	821	AAA
Essential Public Infrastructure Capital II	797	Super Senior
Southern Gas Networks Plc	796	BBB
Reliance Rail Finance Pty. Limited	753	BBB+
Paragon Mortgages (No.13) Plc	752	AAA
Synthetic Investment Grade Pooled Corporate CDO	697	Super Senior
United Utilities Water Plc	668	A
Capital Hospitals (Issuer) plc	661	BBB-
International Infrastructure Pool	654	A-
International Infrastructure Pool	654	A-
International Infrastructure Pool	654	A-
Powercor Australia LLC	646	A-
Japan Expressway Holding and Debt Repayment Agency	586	AA
Artesian Finance II Plc (Southern)—Swap Policy	585	A-
Synthetic Investment Grade Pooled Corporate CDO	556	Super Senior
Campania Region—Healthcare receivable	551	A-
Taberna Europe CDO II Plc	550	BBB-
Global Senior Loan Index Fund 1 B.V.	526	Super Senior

Total top 25 non-U.S. exposures	$21,045

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.
Largest Exposures by Sector (4 of 4)
As of March 31, 2010
 (in millions)

10 Largest U.S. Residential Mortgage Servicers Exposures

Net Par Outstanding
Servicer:
Bank of America N.A.	$8,945
American Home Mortgage Acceptance, Inc.	2,960
GMAC Mortgage Corporation	2,608
Wells Fargo Bank NA	2,309
Ocwen Loan Servicing, LLC	1,196
JPMorgan Chase Bank	1,106
One West Bank Group LLC	1,016
Specialized Loan Servicing LLC	939
Select Portfolio Servicing, Inc.	506
First Tennessee Bank N.A.	458

Total top 10 residential mortgage servicers exposures	$22,043

10 Largest U.S. Healthcare Exposures

	Net Par Outstanding	Rating(1)	State
Credit Name:
CHRISTUS Health	$491	A+	TX
Methodist Healthcare System	472	A	TN
MultiCare Health System	420	A+	WA
Virtua Health	370	A	NJ
Meridian Health System	357	A-	NJ
Covenant Health	344	A-	TN
Iowa Health System	334	A+	IA
Bon Secours Health System Obligated Group	314	A-	MD
Lehigh Valley Health Network	300	A+	PA
Asante Health System	298	A	OR

Total top 10 U.S. healthcare exposures	$3,700

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

 Assured Guaranty Ltd.
Financial Guaranty and Credit Derivatives Surveillance Categories
(dollars in millions)

Net Par Outstanding by BIG Category(1)

	March 31, 2010	December 31, 2009
Description:
BIG:
Category 1
U.S. public finance	$1,479	$1,761
Non-U.S. public finance	582	600
U.S. structured finance	4,070	4,275
Non-U.S. structured finance	21	2

Total Category 1	6,152	6,638
Category 2
U.S. public finance	883	719
Non-U.S. public finance	24	4
U.S. structured finance	10,485	9,913
Non-U.S. structured finance	10	3

Total Category 2	11,402	10,639
Category 3
U.S. public finance	636	647
Non-U.S. public finance	39	40
U.S. structured finance	6,310	6,202
Non-U.S. structured finance	999	1,000

Total Category 3	7,984	7,889

BIG Total	25,538	25,166

(1)
Assured Guaranty's surveillance department is responsible for monitoring our portfolio of credits and maintains a list of below investment grade ("BIG") credits. The BIG credits are divided into three categories: BIG Category 1: BIG transactions showing sufficient deterioration to make material losses possible, but for which no losses have been incurred. Non-investment grade transactions on which liquidity claims have been paid are in this category. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 2: BIG transactions for which expected losses have been established but for which no unreimbursed claims have yet been paid. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 3: BIG transactions for which expected losses have been established and on which unreimbursed claims have been paid. Transactions remain in this category when claims have been paid and only a recoverable remains. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly.

 Assured Guaranty Ltd.
Loss and Loss Adjustment Expense ("LAE") Reserves by Segment/Type
(in millions)

	As of March 31, 2010
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Total Financial Guaranty	Other	Total
Financial Guaranty segments insurance reserves by segment and type:
Gross loss and LAE reserves on financial guaranty contracts:
Case	$250.0	$106.3	$356.3	$1.0	$357.3
Incurred but not reported ("IBNR") and portfolio	—	—	—	4.0	4.0

Total gross loss and LAE reserves	250.0	106.3	356.3	5.0	361.3
Ceded loss and LAE reserves on financial guaranty contracts:
Case	$15.0	$—	15.0	$0.9	15.9
IBNR and portfolio	—	—	—	2.0	2.0

Total ceded loss and LAE reserves	15.0	—	15.0	2.9	17.9
Loss and LAE reserves on financial guaranty contracts net of ceded reinsurance:
Case	$235.0	$106.3	341.3	$0.1	341.4
IBNR and portfolio	—	—	—	2.0	2.0

Total net loss and LAE reserves	$235.0	$106.3	$341.3	$2.1	$343.4

Salvage and subrogation assets on financial guaranty contracts:
Gross	$251.2	$10.6	$261.8	$—	$261.8
Ceded(1)	16.9	—	16.9	—	16.9

Net salvage and subrogation	$234.3	$10.6	$244.9	$—	$244.9

Credit impairment on credit derivative contracts(2):
Case gross	$482.7	$0.4	$483.1	$—	$483.1
Case ceded	14.9	—	14.9	—	14.9

Case net credit derivative reserves	$467.8	$0.4	$468.2	$—	$468.2

Net loss and LAE reserves on financial guaranty and credit derivative contracts net of reinsurance(3)
Net loss and LAE reserves on financial guaranty contracts net of ceded reinsurance	$235.0	$106.3	$341.3
Credit impairment on credit derivative contracts	467.8	0.4	468.2

Net Loss and LAE reserves	$702.8	$106.7	$809.5

(1)
Recorded in "reinsurance balances payable, net" on the consoladated balance sheets.

(2)
Credit derivative assets and liabilities recorded on the balance sheet incorporate estimates of expected losses.

(3)
Gross of salvage and subrogation assets.

 Assured Guaranty Ltd.
Financial Guaranty Direct and Reinsurance Segment Losses Incurred and Paid
As of March 31, 2010
(in millions)

Financial Guaranty Insurance Contracts and Credit Derivatives	Total Net Par Outstanding for BIG Transactions	1Q-10 Incurred Losses	1Q-10 Paid Losses	Net Loss and LAE Reserve	Net Salvage and Subrogation Assets	Net Loss and LAE Reserve(1)	Expected Loss to be Expensed
Total Financial Guaranty Direct and Reinsurance:
First lien:
Prime first lien	$643.4	$0.1	$—	$0.3	$—	$0.3	$—
Alt-A first lien	5,173.3	35.1	14.0	174.8	—	174.8	182.8
Alt-A option ARMs	3,342.3	42.6	42.4	184.2	5.8	178.4	482.5
Subprime first lien	2,944.3	38.6	1.7	124.0	1.5	122.5	96.0

Total first lien	12,103.3	116.4	58.1	483.3	7.3	476.0	761.3
Second lien:
Prime closed end seconds	1,214.3	(2.3)	20.5	52.2	0.2	52.0	169.6
Prime HELOC	4,252.0	23.6	166.9	15.0	227.1	(212.1)	288.8

Total second lien	5,466.3	21.3	187.4	67.2	227.3	(160.1)	458.4

Total U.S. RMBS	17,569.6	137.7	245.5	550.5	234.6	315.9	1,219.7
Other structured finance	4,325.8	51.0	4.4	181.1	1.0	180.1	20.9
Public finance	3,642.6	28.2	24.8	77.9	9.3	68.6	67.1

Total Financial Guaranty Direct and Reinsurance	$25,538.0	$216.9	$274.7	$809.5	$244.9	$564.6	$1,307.7

Consolidation of VIEs	—	(10.0)	(17.9)			—	(89.0)

Total	$25,538.0	$206.9	$256.8			$564.6	$1,218.7

(1)
Includes credit impairment on credit derivative transactions. Net of reinsurance and salvage and subrogation recoverable.

 Assured Guaranty Ltd.
Summary Financial and Statistical Data
(dollars in millions, except per share amounts)

		Year Ended December 31,
	Q1 2010	2009	2008	2007	2006
GAAP Summary Income Statement Data
Net earned premiums	$319.6	$930.4	$261.4	$159.3	$144.8
Realized gains and other settlements on credit derivatives	26.7	163.6	117.6	74.0	73.9
Net investment income	84.3	2,529.2	162.6	128.1	111.5
Total expenses	247.0	796.7	440.9	161.5	150.4
Income (loss) before provision for income taxes	436.9	132.9	112.3	(463.0)	190.0
Net income (loss) of Assured Guaranty Ltd. and subsidiaries	322.0	97.2	68.9	(303.3)	159.7
Operating income	89.6	316.7	74.5	178.0	157.2
Net income (loss) of Assured Guaranty Ltd. and subsidiaries per diluted share	$1.69	$0.75	$0.77	$(4.38)	$2.13
Operating income per diluted share	$0.47	$2.45	$0.84	$2.57	$2.12

GAAP Summary Balance Sheet Data (End of Period)
Total investments and cash	$10,569.2	$10,852.3	$3,643.6	$3,147.9	$2,469.9
Total assets	17,388.5	16,593.4	4,555.7	3,762.9	2,931.6
Unearned premium reserves	7,720.9	8,219.4	1,233.7	887.2	631.0
Loss and LAE reserves	361.3	289.5	196.8	125.6	115.9
Long-term debt	919.5	917.4	347.2	347.1	347.1
Shareholders' equity of Assured Guaranty Ltd. and subsidiaries	3,619.0	3,520.5	1,926.2	1,666.6	1,650.8
Book value attributable to Assured Guaranty Ltd. per share	$19.63	$19.12	$21.18	$20.85	$24.44

Other Financial Information (GAAP Basis):
Net debt service outstanding (end of period)	$958,192	$958,265	$348,816	$302,413	$180,174
Gross debt service outstanding (end of period)	1,078,672	1,095,037	354,858	307,657	181,503
Net par outstanding (end of period)	639,465	640,422	222,722	200,279	132,296
Gross par outstanding (end of period)	715,736	726,929	227,164	204,809	133,303

Other Financial Information (Statutory Basis):
Net debt service outstanding (end of period)	$942,599	$942,193	$348,816	$302,413	$180,174
Gross debt service outstanding (end of period)	1,059,847	1,076,039	354,858	307,657	181,503
Net par outstanding (end of period)	625,583	626,274	222,722	200,279	132,296
Gross par outstanding (end of period)	698,959	709,786	227,164	204,809	133,303
Consolidated qualified statutory capital	4,608	4,902	2,310	2,079	1,658
Consolidated policyholders' surplus and reserves	10,741	10,792	3,652	3,040	2,374
Ratios:
Par insured to statutory capital	136:1	128:1	96:1	96:1	80:1
Capital ratio(1)	205:1	192:1	151:1	145:1	109:1
Financial resources ratio(2)	70:1	70:1	70:1	68:1	53:1
Gross debt service written:
Public finance—U.S.	$10,568	$87,940	$68,265	$66,190	$13,260
Public finance—non-U.S.	—	894	3,350	11,849	10,531
Structured finance—U.S.	1,016	2,501	13,972	42,414	28,902
Structured finance—non-U.S.	—	—	5,490	13,122	7,448

Total gross debt service written	$11,584	$91,335	$91,077	$133,575	$60,141

Net debt service written	$11,584	$91,335	$89,871	$129,872	$59,775
Net par written	7,188	49,759	55,418	84,686	50,541
Gross par written	7,188	49,921	56,140	88,117	50,892

(1)
The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.

(2)
The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures.

 Glossary

        Below are the brief descriptions of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.'s 10-K report for the year ended December 31, 2009.

        General Obligation Bonds are full faith and credit bonds that are issued by states, their political subdivisions and other municipal issuers, and are supported by the general obligation of the issuer to pay from available funds and by a pledge of the issuer to levy ad valorem taxes in an amount sufficient to provide for the full payment of the bonds.

        Tax-Backed Bonds are obligations that are supported by the issuer from specific and discrete sources of taxation. They include tax-backed revenue bonds, general fund obligations and lease revenue bonds. Tax-backed obligations may be secured by a lien on specific pledged tax revenues, such as a gasoline or excise tax, or incrementally from growth in property tax revenue associated with growth in property values. These obligations also include obligations secured by special assessments levied against property owners and often benefit from issuer covenants to enforce collections of such assessments and to foreclose on delinquent properties. Lease revenue bonds typically are general fund obligations of a municipality or other governmental authority that are subject to annual appropriation or abatement; projects financed and subject to such lease payments ordinarily include real estate or equipment serving an essential public purpose. Bonds in this category also include moral obligations of municipalities or governmental authorities.

        Municipal Utility Bonds are obligations of all forms of municipal utilities, including electric, water and sewer utilities and resource recovery revenue bonds. These utilities may be organized in various forms, including municipal enterprise systems, authorities or joint action agencies.

        Transportation Bonds include a wide variety of revenue-supported bonds, such as bonds for airports, ports, tunnels, municipal parking facilities, toll roads and toll bridges.

        Healthcare Bonds are obligations of healthcare facilities, including community based hospitals and systems, as well as of health maintenance organizations and long-term care facilities.

        Higher Education Bonds are obligations secured by revenue collected by either public or private secondary schools, colleges and universities. Such revenue can encompass all of an institution's revenue, including tuition and fees, or in other cases, can be specifically restricted to certain auxiliary sources of revenue.

        Housing Revenue Bonds are obligations relating to both single and multi-family housing, issued by states and localities, supported by cash flow and, in some cases, insurance from entities such as the Federal Housing Administration.

        Infrastructure Bonds include obligations issued by a variety of entities engaged in the financing of infrastructure projects, such as roads, airports, ports, social infrastructure and other physical assets delivering essential services supported by long-term concession arrangements with a public sector entity.

        Investor-Owned Utility Bonds are obligations primarily backed by investor-owned utilities, first mortgage bond obligations of for-profit electric or water utilities providing retail, industrial and commercial service, and also include sale-leaseback obligation bonds supported by such entities.

        Regulated Utilities Obligations are issued by government-regulated providers of essential services and commodities, including electric, water and gas utilities. The majority of the Company's international regulated utility business is conducted in the UK.

        Pooled Infrastructure Obligations are synthetic asset-backed obligations that take the form of CDS obligations or credit-linked notes that reference either infrastructure finance obligations or a pool of such obligations, with a defined deductible to cover credit risks associated with the referenced obligations.

        Other public finance:    primarily includes government insured student loans, government-sponsored project finance and structured municipal which includes excess of loss reinsurance on portfolios of municipal credits.

        Pooled Corporate Obligations are securities primarily backed by various types of corporate debt obligations, such as secured or unsecured bonds, bank loans or loan participations and trust preferred securities. These securities are often issued in "tranches," with subordinated tranches providing credit support to the more senior tranches. The Company's financial guaranty exposures generally are to the more senior tranches of these issues.

        Residential Mortgage-Backed Securities ("RMBS") and Home Equity Securities are obligations backed by closed-end first mortgage loans and closed- and open-end second mortgage loans or home equity loans on one-to-four family residential properties, including condominiums and cooperative apartments. First mortgage loan products in these transactions include fixed rate, adjustable rate ("ARM") and option adjustable-rate ("Option ARM") mortgages. The credit quality of borrowers covers a broad range, including "prime", "subprime" and "Alt-A". A prime borrower is generally defined as one with strong risk characteristics as measured by factors such as payment history, credit score, and debt-to-income ratio. A subprime borrower is a borrower with higher risk characteristics, usually as determined by credit score and/or credit history. An Alt-A borrower is generally defined as a prime quality borrower that lacks certain ancillary characteristics, such as fully documented income.

        Financial Products is the guaranteed investment contracts ("GICs") portion of the former financial products business of AGMH. Assured Guaranty Municipal Corp., a subsidiary of AGMH, has issued financial guaranty insurance policies on the GICs and in respect of the GICs business that cannot be revoked or cancelled. Assured Guaranty is indemnified against exposure to the former financial products business by Dexia SA and certain of its affiliates. In addition, the French and Belgian governments have issued guaranties in respect of the GICs portion of the financial products business. The financial products business is currently being run off.

        Structured Credit Securities include program-wide credit enhancement for commercial paper conduits in the U.S., and securities issued in whole business securitizations and intellectual property securitizations. Program-wide credit enhancement generally involves insuring against the default of ABS in a bank-sponsored commercial paper conduit. Securities issued in whole business and intellectual property securitizations are backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

        Consumer Receivables Securities are obligations backed by non-mortgage consumer receivables, such as automobile loans and leases, credit card receivables and other consumer receivables.

        Commercial Mortgage-Backed Securities ("CMBS") are obligations backed by pools of commercial mortgages. The collateral supporting CMBS include office, multi-family, retail, hotel, industrial and other specialized or mixed-use properties.

        Commercial Receivables Securities are obligations backed by equipment loans or leases, fleet auto financings, business loans and trade receivables. Credit support is derived from the cash flows generated by the underlying obligations, as well as property or equipment values as applicable.

        Insurance Securitization Securities are obligations secured by the future earnings from pools of various types of insurance/reinsurance policies and income produced by invested assets.

        Other Structured Finance Securities are obligations backed by assets not generally described in any of the other described categories.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

        This Financial Supplement references financial measures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"), which management uses in order to assist analysts and investors in evaluating Assured Guaranty Ltd.'s financial results. These financial measures not in accordance with GAAP ("non-GAAP financial measures") are defined below. In each case, the most directly comparable GAAP financial measure, if available, is presented and a reconciliation of the non-GAAP financial measure and GAAP financial measure is provided. This presentation is consistent with how Assured Guaranty's management, analysts and investors evaluate Assured Guaranty Ltd.'s financial results and is comparable to estimates published by analysts in their research reports on Assured Guaranty Ltd.

        (a)    PVP or present value of new business production:    PVP is a non-GAAP financial measure defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on insurance and credit derivative contracts written in the current period, discounted at 6%. Management believes that PVP is a useful measure for management, investors and analysts because it permits the evaluation of the value of new business production for Assured Guaranty by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period, whether in insurance or credit derivative contract form, which GAAP gross premiums written and the net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives ("Credit Derivative Revenues") do not adequately measure. For purposes of the PVP calculation, management discounts estimated future installment premiums on insurance contracts at 6%, while under GAAP, these amounts are discounted at a risk free rate. Additionally, under GAAP, management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the transaction, whereas for PVP purposes, management records an estimate of the future installment premiums the Company expects to receive, which may be based upon a shorter period of time than the contractual term of the transaction. Actual future net earned or written premiums and Credit Derivative Revenues may differ from PVP due to factors including, but not limited to, prepayments, amortizations, refundings, contract terminations or defaults that may or may not result from changes in market interest rates, foreign exchange rates, refinancing or refundings, prepayment speeds, policy changes or terminations, credit defaults or other factors. PVP should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

        (b)    Operating income:    Operating income is a non-GAAP financial measure defined as net income (loss) attributable to Assured Guaranty Ltd. (which excludes noncontrolling interests in consolidated variable interest entities), adjusted for the following:

  1)
  Elimination of the after-tax realized gains (losses) on the Company's investment portfolios;

  2)
  Elimination of the after-tax non-credit impairment unrealized fair value gains (losses) on credit derivatives accounted for as derivatives, which is the amount in excess of the present value of the expected estimated economic credit losses;

  3)
  Elimination of the after-tax fair value gains (losses) on the Company's committed capital securities; and

  4)
  Elimination of after-tax non-economic fair value adjustments and net interest margin of consolidated financial guaranty variable interest entities.

        Management believes that operating income is a useful measure for management, investors and analysts because the presentation of operating income clarifies the understanding of the Company's results of operations by highlighting the underlying profitability of its business. Realized gains and losses on the Company's investment portfolios are excluded from operating income because the timing and amount of realized gains and losses are not directly related to the Company's insurance businesses.

Non-credit impairment unrealized fair value gains and losses on credit derivatives as well as fair value gains and losses on the Company's committed capital securities and fair value adjustments and net interest margin of financial guaranty VIEs are excluded from operating income because these gains and losses do not result in an economic gain or loss and are heavily affected by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors. Operating income should not be viewed as a substitute for net income (loss) determined in accordance with GAAP.

        (c)    Operating shareholders' equity:    Operating shareholders' equity is a non-GAAP financial measure calculated as shareholders' equity attributable to Assured Guaranty Ltd. (which excludes noncontrolling interests in consolidated variable interest entities) reported under GAAP, adjusted for the following fair value adjustments deemed to be unrelated to credit impairment:

  1)
  Elimination of the after-tax unrealized gains (losses) on the Company's investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation;

  2)
  Elimination of the after-tax non-credit impairment unrealized fair value gains (losses) on credit derivatives accounted for as derivatives, which is the amount in excess of the present value of the expected estimated economic credit losses;

  3)
  Elimination of the after-tax fair value gains (losses) on the Company's committed capital securities; and

  4)
  Elimination of after-tax non-economic fair-value adjustments of consolidated financial guaranty VIEs.

        Management believes that operating shareholders' equity is a useful measure for management, investors and analysts because the presentation of this measure clarifies the understanding of the Company's results of operations by highlighting the underlying profitability of its business. Non-credit impairment unrealized fair value gains and losses on credit derivatives, fair value gains and losses on the Company's committed capital securities, non-economic fair value adjustments of consolidated financial guaranty VIEs and unrealized gains and losses on the Company's investment portfolios recorded in accumulated comprehensive income are excluded from operating shareholders' equity because these gains and losses do not result in an economic gain or loss and are heavily affected by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors. Operating shareholders' equity should not be viewed as a substitute for shareholders' equity determined in accordance with GAAP.

        (d)    Operating return on equity ("Operating ROE"):    Operating ROE is a non-GAAP financial measure that represents operating income for the specified period divided by the average of operating shareholders' equity at the beginning and the end of the specified period.

        (e)    Adjusted Book Value:    Adjusted book value is a non-GAAP financial measure calculated as shareholders' equity attributable to Assured Guaranty Ltd. (which excludes noncontrolling interests in variable interest entities) adjusted for the following:

  1)
  Elimination of after-tax non-economic fair-value adjustments of consolidated financial guaranty VIEs;

  2)
  Elimination of the after-tax non-credit impairment unrealized fair value gains (losses) on credit derivatives accounted for as derivatives, which is the amount in excess of the present value of expected estimated economic credit losses;

  3)
  Elimination of the after-tax fair value gains (losses) on the Company's committed capital securities;

  4)
  Elimination of the after-tax unrealized gains (losses) on the Company's investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation;

  5)
  Elimination of after-tax deferred acquisition costs;

  6)
  Addition of the after-tax net present value of estimated future credit derivative revenue, discounted at 6% and the addition of the after-tax value of net unearned revenue on credit derivatives; and

  7)
  Addition of the after-tax value of the net unearned premium reserve on financial guaranty contracts in excess of net expected loss to be expensed.

        Management believes that adjusted book value is a useful measure for management, investors and analysts because the calculation of adjusted book value permits an evaluation of the net present value of the Company's in force premiums and shareholders' equity. The premiums included in adjusted book value will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults and other factors. This measure should not be viewed as a substitute for shareholders' equity attributable to Assured Guaranty Ltd. determined in accordance with GAAP.

        (e)    Net present value of expected estimated future revenue on credit derivatives in force:    Net present value of expected estimated future revenue on credit derivatives in force is a non-GAAP financial measure defined as the present value of estimated future revenue from our credit derivative in-force book of business, net of reinsurance, ceding commissions and premium taxes in excess of expected losses, and discounted at 6%. Management believes that net present value of expected estimated future revenue on credit derivatives in force is a useful measure for management, investors and analysts because it permits an evaluation of the value of future estimated credit derivative revenue. Estimated future credit derivative revenues may change from period to period due to changes in par outstanding, maturity, or other factors that result from market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults or other factors. There is no comparable GAAP financial measure.

Contacts:
Equity Investors: Sabra Purtill Managing Director, Investor Relations (212) 408-6044 spurtill@assuredguaranty.com
Ross Aron Assistant Vice President, Investor Relations (212) 261-5509 raron@assuredguaranty.com
Assured Guaranty Ltd. 30 Woodbourne Avenue Hamilton HM 08 Bermuda (441) 279-5705 www.assuredguaranty.com
Fixed Income Investors:
Robert Tucker
Managing Director, Fixed Income Investor Relations
(212) 339-0861
rtucker@assuredguaranty.com

Michael Walker
Director, Fixed Income Investor Relations
(212) 261-5575
mwalker@assuredguaranty.com
Media:
Betsy Castenir Managing Director, Corporate Communications (212) 339-3424 bcastenir@assuredguaranty.com
Ashweeta Durani Vice President, Corporate Communications (212) 408-6042 adurani@assuredguaranty.com

QuickLinks

  Exhibit 99.2
Assured Guaranty Ltd. March 31, 2010 Financial Supplement
Assured Guaranty Ltd. Selected Financial Highlights (dollars in millions, except per share amounts)
Assured Guaranty Ltd. Consolidated Statements of Operations (dollars and shares in millions, except per share amounts)
Assured Guaranty Ltd. Consolidated Balance Sheets (in millions)
Assured Guaranty Ltd. Adjusted Book Value (dollars in millions, except per share amounts)
Assured Guaranty Ltd. Consolidated Capital and Claims Paying Resources (dollars in millions)
Assured Guaranty Ltd. New Business Production (dollars in millions)
Assured Guaranty Ltd. Financial Guaranty Gross Par Written (in millions)
Assured Guaranty Ltd. Segment Consolidation (in millions)
Assured Guaranty Ltd. Financial Guaranty Direct Segment (1 of 2) (in millions)
Assured Guaranty Ltd. Financial Guaranty Reinsurance Segment (1 of 2) (in millions)
Assured Guaranty Ltd. Investment Portfolio As of March 31, 2010 (dollars in millions)
Assured Guaranty Ltd. Estimated Net Exposure Amortization(1) and Estimated Future Net Premium and Credit Derivative Revenues (in millions)
Assured Guaranty Ltd. Present Value of Financial Guaranty Insurance Losses to be Expensed (in millions)
Assured Guaranty Ltd. Financial Guaranty Profile (1 of 3) As of March 31, 2010 (in millions)
Assured Guaranty Ltd. Direct Pooled Corporate Obligations Profile (dollars in millions)
Assured Guaranty Ltd. Consolidated U.S. Residential Mortgage-Backed Securities ("RMBS") Profile (dollars in millions)
Assured Guaranty Ltd. Financial Guaranty Direct U.S. RMBS Profile (1 of 5) (dollars in millions)
Assured Guaranty Ltd. Financial Guaranty Direct U.S. Commercial Real Estate Profile (dollars in millions)
Assured Guaranty Ltd. Direct Consumer Receivables Profile (dollars in millions)
Assured Guaranty Ltd. Financial Guaranty Direct Credit Derivative Net Par Outstanding Profile (dollars in millions)
Assured Guaranty Ltd. Below Investment Grade Exposures (1 of 4) As of March 31, 2010 (in millions)
Assured Guaranty Ltd. Largest Exposures by Sector (1 of 4) As of March 31, 2010 (in millions)
Assured Guaranty Ltd. Financial Guaranty and Credit Derivatives Surveillance Categories (dollars in millions)
Assured Guaranty Ltd. Loss and Loss Adjustment Expense ("LAE") Reserves by Segment/Type (in millions)
Assured Guaranty Ltd. Financial Guaranty Direct and Reinsurance Segment Losses Incurred and Paid As of March 31, 2010 (in millions)
Assured Guaranty Ltd. Summary Financial and Statistical Data (dollars in millions, except per share amounts)
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